UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of

                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 6, 2006


                                 Ultratech, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                        0-22248                 94-3169580
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

            3050 Zanker Road, San Jose, California               95134
           (Address of principal executive offices)            (Zip Code)

      Registrant's telephone number, including area code    (408) 321-8835

                                 Not Applicable
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On October 5, 2006, John E. Denzel resigned his position as President and COO of Ultratech, Inc. (the "Company"). He will continue to be employed with the Company for a certain period of time. Mr. Denzel will receive the severance benefits outlined in Section 6.2 of his employment agreement previously filed with the Commission from the date his employment terminates. A copy of the press release issued by the Company on October 5, 2006 announcing Mr. Denzel's resignation is attached hereto as Exhibit 99.1.

Item 9.01    Exhibits

(d)  Exhibits.

Exhibit      Description
99.1         Press release announcing resignation of Ultratech's President and
             COO.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ULTRATECH, INC.
                                             (Registrant)


   Date: October 6, 2006     /s/ BRUCE R. WRIGHT
                             ---------------------------------------------------
                             Bruce R. Wright
                             Senior Vice President, Finance and Chief Financial
                             Officer (Duly Authorized Officer and Principal
                             Financial and Accounting Officer)

                                  EXHIBIT INDEX


Exhibit         Description
99.1            Ultratech Announces resignation of Ultratech's President and
                COO



                                        4